Exhibit 10.4
GLOBAL CONSUMER ACQUISITION CORP.
WARRANT SUBSCRIPTION AGREEMENT
     THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the 19th day of July, 2007, by and between Global Consumer Acquisition Corp., a Delaware corporation (the “Company”), and Hayground Cove Asset Management, LLC, a Delaware limited liability company (“Purchaser”).
     WHEREAS, the Company desires to commit to issue and sell, and Purchaser desires to commit to purchase and acquire, Warrants (each as defined herein) on the terms and conditions hereinafter set forth;
     NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, it is agreed between the parties as follows:
     1. Commitment To Purchase Warrants. Subject to and immediately prior to the consummation of the Company’s initial public offering (the “IPO”), Purchaser hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to Purchaser, six million (6,000,000) Warrants (the “Warrants”) at a purchase price of $1.00 per Warrant for an aggregate purchase price of $6,000,000. Each Warrant shall entitle the holder thereof to purchase one share of common stock, par value $0.0001 per share, of the Company (“Common Stock”) at an exercise price of $7.50 and in accordance with other terms to be reasonably agreed upon by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, and set forth in a warrant agreement between such parties prior to the consummation of the IPO (the “Warrant Agreement”). The closing of the purchase and sale of the Warrants hereunder, including payment for and delivery of the Warrants, shall occur at the offices of the Company immediately prior to, and subject to consummation of, the IPO.
     2. Payment of Purchase Price. The purchase price for the Warrants shall be tendered in full at the closing (the “Closing”) by one or a combination of the following means:
          (a) wiring of immediately available United States funds to an account for the benefit of the Company, pursuant to wire instructions provided by the Company in advance; or
          (b) by delivery of a cashiers check to the Company of immediately available United States funds.
     3. Acceptance or Rejection of Agreement. The Company has the right to reject this Agreement and any subscription for the Warrants represented hereby in whole or in part, for any reason and at any time prior to a closing, notwithstanding receipt by Purchaser or prior notice of acceptance of such subscription. The Warrants subscribed for herein will not be deemed issued to or owned by Purchaser until a copy of this Agreement has been executed by the Company and Purchaser and a closing with respect to such Warrants has occurred. In the event that a closing does not take place for any reason with respect to some or all of the Warrants, all cash proceeds delivered by Purchaser in accordance herewith with respect to such Warrants shall be returned to Purchaser as soon as practicable, without interest, offset or deduction.
     5. Limitations on Transfer. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Warrants during the Lock-up Period. For purposes of this provision, the “Lock-up Period” means the period between the Closing and the consummation of a Business Combination (as defined below). Notwithstanding anything contrary to the foregoing, Purchaser may assign or transfer its interest in the Warrants to relatives and trusts for estate planning purposes and among various funds under Purchaser’s management at any time, including during the Lock-up Period.
     6. Restrictive Legends. All certificates representing the Warrants (and any underlying securities thereof) shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):
          (a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”
          (b) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE ASSIGNED, HYPOTHECATED, DONATED, ENCUMBERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT CERTAIN WARRANT SUBSCRIPTION AGREEMENT DATED         , 2007, AND THAT CERTAIN WARRANT AGREEMENT DATED AS OF         , 2007, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.”
          (c) Any legend required by appropriate blue sky officials.
     7. Investment Representations. In connection with the purchase of the Warrants, Purchaser represents to the Company the following:
          (a) Purchaser has been furnished with all materials relating to the Company’s business affairs and financial condition and materials related to the offer and sale of the Warrants that have been requested by Purchaser and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants. Purchaser has been afforded the opportunity to ask questions of the executive officer and director of the Company. Purchaser understands that its investment in the Warrants involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as Purchaser has considered necessary to make an informed investment decision with respect to Purchaser’s acquisition of the Warrants. Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Warrants, and is able to bear the economic risk of an investment in the Warrants in the amount contemplated hereunder. Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Warrants. Purchaser can afford a complete loss of its investment in the Warrants. Purchaser is purchasing the Warrants for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Purchaser understands that the Company is a blank check development stage company recently formed for the purpose of consummating an initial business combination (a “Business Combination”) and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate a Business Combination.
          (b) Purchaser understands that the Warrants (and the securities underlying the Warrants) have not been registered under the Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and Purchaser’s compliance with, the representations and warranties and agreements of Purchaser set forth herein to determine the availability of such exemptions and the eligibility of Purchaser to acquire such Warrants, including, but not limited to, the bona fide nature of Purchaser’s investment intent as expressed herein.
          (c) Purchaser further acknowledges and understands that the Warrants (and the securities underlying the Warrants) must be held indefinitely unless the Warrants (and the securities underlying the Warrants) are subsequently registered under the Act or an exemption from such registration is available. Purchaser understands that the certificates evidencing the Warrants (and the securities underlying the Warrants) will be imprinted with a legend which prohibits the transfer of the Warrants (and the securities underlying the Warrants) unless the Warrants (and the securities underlying the Warrants) are registered or such registration is not required in the opinion of counsel for the Company.
          (d) Purchaser is familiar with the provisions of Rule 144 under the Act, as in effect from time to time (“Rule 144”), which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Unless the Company registers the Warrants (and the securities underlying the Warrants) under the Act, the Warrants (and the securities underlying the Warrants) may be resold by Purchaser only in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.
          (e) Purchaser further understands that at the time Purchaser wishes to sell the Warrants there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Warrants (and the securities underlying the Warrants) under Rule 144 even if the minimum holding period requirement had been satisfied. Notwithstanding Sections 7(d) and (e) hereof,

Purchaser understands that he may be considered a promoter of the Company and understands that it is the position of the Securities and Exchange Commission (the “SEC”) that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, would act as an “underwriter” under the Act when reselling the securities of a blank check company. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.
          (f) Purchaser represents that Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act.
          (g) Purchaser has all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All limited liability company action necessary to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by Purchaser. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The purchase by Purchaser of the Warrants does not conflict with the organizational documents of Purchaser or with any material contract by which Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to Purchaser or its property.
          (h) Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.
          (i) Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Warrants or the fairness or suitability of the investment in the Warrants, nor have such authorities passed upon or endorsed the merits of the offering of the Warrants.
     8. Company Representations and Warranties. The Company hereby represents and warrants to Purchaser that the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The sale by the Company of the Warrants does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.
     9. Indemnification. Purchaser hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Purchaser and contained herein, or (b) arise out of or are based upon any breach by Purchaser of any representation, warranty or agreement made by Purchaser contained herein.
     10. Miscellaneous.
          (a) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten days advance written notice to the other party hereto.
          (b) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Purchaser and Purchaser’s successors and assigns.
          (c) Attorneys’ Fees; Specific Performance. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.
          (d) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.
          (e) Further Execution. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.
          (f) Independent Counsel. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Proskauer Rose LLP, counsel to the Company and that Proskauer Rose LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.
          (g) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
          (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
          (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement or any counterpart may be executed via facsimile or electronic mail transmission, and any such executed facsimile or electronic mail copy shall be treated as an original.
          (j) Survival. The representations and warranties contained herein will survive the delivery of, and the payment for, the Warrants.
          (k) Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of Purchaser in the negotiation, administration, performance or enforcement hereof.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

GLOBAL CONSUMER ACQUISITION CORP.

By:

Name:
Title:

PURCHASER:

HAYGROUND COVE ASSET MANAGEMENT, LLC

By:

Name:
Title: